UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 26, 2025

EIGHTCO HOLDINGS INC.

(Exact name of registrant as specified in its charter)

Delaware	001-41033	87-2755739
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

101 Larry Holmes Drive Suite 313 Easton, PA	18042
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (888) 765-8933

(Former name or former address, if changed since last report)

Not Applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	OCTO	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.02 Termination of a Material Definitive Agreement.

On August 26, 2025, Eightco Holdings Inc. (the “Company”) provided notice to Univest Securities, LLC (“Univest”) of its election to terminate the At-The-Market Issuance Sales Agreement between them dated April 25, 2024 and amended on September 25, 2024 (the “Sales Agreement”). Pursuant to the Sales Agreement, the termination becomes effective five (5) days from the date of the notice. Following such termination, the Company may not sell any further shares of its common stock under the Sales Agreement.

A description of the Sales Agreement is included in the Company’s Current Report on Form 8-K filed on April 25, 2024 (the “Initial Announcement 8-K”) and the Company’s Current Report on Form 8-K filed on September 26, 2024 (the “Amendment Announcement 8-K”), which is incorporated by reference herein. Such description is qualified in its entirety by reference to the full text of the Sales Agreement, which was filed as Exhibit 10.1 to the Initial Announcement 8-K and is incorporated by reference herein.

Item 8.01 Other Events.

Termination of “At-the-Market” Offering Prospectus Supplement

Pursuant to the Sales Agreement, the Company previously filed a prospectus supplement (as most recently amended on September 26, 2024, the “ATM Prospectus Supplement”) pursuant to which it may offer and sell, from time to time, shares of its common stock having an aggregate offering price of up to $2,527,639 through Univest as the sales agent. As of the date of this report, the Company has sold shares of common stock having an aggregate gross offering price of approximately $2.4 million under the ATM Prospectus Supplement. Effective as of the date of this report, the Company has terminated the ATM Prospectus Supplement and the ATM offering and the Company will not make any sales of common stock under the ATM offering.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 2, 2025	EIGHTCO HOLDINGS INC.

	By:	/s/ Brett Vroman
Brett Vroman
Chief Financial Officer